UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 19, 2004 (May 12, 2004)

Axesstel, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada		88-0408271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15373 Innovation Drive, Suite 200 San Diego, California	92128
(Address of Principal Executive Offices)	(Zip Code)

(858) 613-1500

(Registrant’s telephone number, including area code)

Item 12.	Results of Operations and Financial Condition.

On May 12, 2004, Axesstel, Inc. (“Axesstel”) issued a press release announcing its financial results for its first fiscal quarter ended March 31, 2004. The information contained in the press release is incorporated herein by reference and furnished as Exhibit 99.1. On May 12, 2004, Axesstel held a conference call regarding its financial results for its first fiscal quarter ended March 31, 2004. A transcript of the conference call is incorporated herein by reference and furnished as Exhibit 99.2.

This Form 8-K and the attached exhibits are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2004	Axesstel, Inc.

	By:	/s/ Mike HP Kwon
Mike HP Kwon Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on May 12, 2004 reporting financial results for the fiscal quarter ended March 31, 2004.

99.2	Transcript of conference call held on May 12, 2004 regarding the financial results for the fiscal quarter ended March 31, 2004.